Unearned Revenue	12 Months Ended
Dec. 31, 2025
Unearned Revenue
Unearned Revenue

Note 10. Unearned Revenue

In accordance with ASC 810, as of October 1, 2023, we deconsolidated Viva Wealth Fund I, LLC (VWFI), recognizing a gain on deconsolidation of $438,099 (Note 3 Principles of Consolidation). After deconsolidating VWFI, approximately $9,107,297 of unearned revenue (which was previously eliminated upon consolidation) is reported in our current liabilities and relates to our 2020 agreement to manufacture RPCs for VWFI. VWFI has currently funded the manufacturing of one double capacity RPC, which is expected to be completed and sold to VWFI through a sale leaseback agreement, at which time we will record a ROU asset and lease liability, and the unearned revenue will be alleviated.